UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities exchange act of 1934

Date of Report (Date of earliest event reported): June 4, 2008

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 4, 2008, Joan M. McGrath announced her retirement and resignation as a member of the board of directors (the “Board”) of McGrath RentCorp (the “Company”) effective immediately following the Company’s 2008 Annual Meeting of Shareholders. In connection with Mrs. McGrath’s announced retirement and resignation, the Board approved a resolution reducing the number of its directors from 7 to 6 effective immediately following the 2008 Annual Meeting of Shareholders and coincident with the effectiveness of Mrs. McGrath’s retirement and resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: June 4, 2008	By:	/s/ Randle F. Rose
Randle F. Rose
Senior Vice President,
Chief Administrative Officer and Secretary

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